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                                                                   EXHIBIT 10.48


                  AMENDED TERMS TO LICENSE AGREEMENT BETWEEN
                        FORD MOTOR COMPANY AND AVANTGO

THIS AMENDMENT is entered into March 7, 2000 ("Effective Date"), by and between AvantGo Inc., located at 1700 S. Amphlett Blvd., Suite 300, San Mateo, CA 94402 (hereinafter referred to as "AvantGo"), and Ford Motor Company located at 1000 Republic Drive, 1832 Suite 600, Allen Park, M148101 (hereinafter referred to as "Licensee").

                                   RECITALS

WHEREAS AvantGo and Licensee wish to modify the Software License Agreement referenced in P.O. # A01RL99-027767 dated December 9, 1999 and Master License Term Sheet dated January 31, 2000, between the parties hereto (the "Agreements"), in order to effect a change in the terms of the Agreements.

NOW THEREFORE, it is agreed that the Agreements shall be modified as of the date of this Amendment, unless otherwise specified, as follows:

1)   Definitions
     -----------

     The definition of Confidential Information in Section I of the License Agreement shall be deleted in its entirety and replaced with the following:

     "Confidential Information of AvantGo shall mean software and related documents only as disclosed by AvantGo to Licensee pursuant to this Agreement which is in written, graphic, machine readable or other tangible form and is marked "Confidential," "Proprietary" or in some other manner to indicate its confidential nature.

2)   License Grant
     -------------

     The language of 3.1 in the License Agreement shall be deleted in its entirety and replaced with the following:

     3.1  Grant. "AvantGo hereby grants to Licensee a license in accordance with
          ------
          the attached Master License Agreement Term Sheet dated January 31, 2000."

3)   Confidentiality of Agreement
     ----------------------------

     The language of Section 12 in the License Agreement shall be deleted in its entirety and replaced with the following:

"AvantGo agrees to adhere to Licensee's Standard Public Affairs Guidelines, as attached, prior to identifying Licensee as a Software user in presentations, press releases, on AvantGo's Site, advertising and marketing materials."

The parties agree that except as amended in the manner specified above, all remaining provisions of the Agreements shall continue in full force and effect.

Agreed and Accepted by:

AVANTGO, INC.                                 FORD MOTOR COMPANY:

By:      /s/ Tom Hunter                       By:    [******]
   -----------------------------                 ---------------------------

Name:    Tom Hunter                                  [******]
     ---------------------------              ------------------------------

Its:     CFO                                  Its:   Buyer
    ----------------------------                  --------------------------

Date:    3/7/00                               Date:  3/20/00
     ---------------------------                   -------------------------

[******] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.